                                  SCHEDULE 14A
                                FILE NO. 0-22001

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     [X] Filed by the Registrant

     [ ] Filed by a Party other than the Registrant

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DELTEK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

               N/A
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     (2) Aggregate number of securities to which transaction applies:

               N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               N/A
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     (4) Proposed maximum aggregate value of transaction:

               N/A
--------------------------------------------------------------------------------

     (5) Total fee paid: $

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                     [DELTEK SYSTEMS LETTERHEAD]

April 21, 1999

Dear Deltek Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Deltek Systems, Inc. on Thursday, May 20, 1999. The meeting will begin promptly at 10:00 a.m. local time, at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia.

The following items are included with this letter: (1) the official notice of the meeting, (2) the proxy statement, (3) the proxy form, (4) the 1998 Annual Report on Form 10-K, (5) the 1998 Annual Review, and (6) reservation request form. The matters listed in the notice of meeting are described in detail in the proxy statement. The Annual Report includes a financial review of Deltek's performance in 1998.

If you plan to attend the Annual Meeting, please complete and return to us the meeting reservation request form.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

Sincerely,

/s/ Kenneth E. deLaski

Kenneth E. deLaski
President and Chief Executive Officer

                                    ADDRESS

                              DELTEK SYSTEMS, INC.
                          Principal Executive Offices:
                             8280 Greensboro Drive
                                McLean, VA 22102

                            NOTICE OF ANNUAL MEETING
                            To be held May 20, 1999

     The 1999 annual meeting of shareholders (the "Annual Meeting") of Deltek Systems, Inc., a Virginia corporation (the "Company" or "Deltek") will be held at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, on Thursday, May 20, 1999, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned for the following purposes:

     1. To elect two Class II Directors for three years or until their successors have been duly elected and qualified;

     2. To ratify the amendment of the 1996 Stock Option Plan to increase the maximum number of shares issuable from 900,000 shares to 2,100,000 shares;

     3. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for its current fiscal year; and

     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Holders of record of Deltek common stock on April 12, 1999, are entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                          By order of the Board of Directors,

                                          /s/ Alan R. Steware

                                          Alan R. Stewart
                                          Secretary

McLean, Virginia
April 21, 1999

                              DELTEK SYSTEMS, INC.
                          Principal Executive Offices:
                             8280 Greensboro Drive
                                McLean, VA 22102

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement and the accompanying proxy card and 1998 annual report are furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Deltek Systems, Inc. ("Deltek" or the "Company") for the annual meeting of shareholders to be held on Thursday, May 20, 1999, at 10:00 a.m., or at any adjournments thereof, at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia (the "Annual Meeting"). These proxy materials are first being sent to shareholders on or about April 21, 1999. Only shareholders of record on April 12, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

VOTING OF PROXIES

     Your vote is important. Shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, you are urged to sign, date and return the accompanying proxy card.

     When the enclosed proxy card is properly signed, dated, and returned, the stock represented by the proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of Deltek common stock will be voted as recommended by the directors: "FOR" the election of the nominees for director named on the proxy card (Proposal No. 1), "FOR" the ratification of the amendment to the Company's 1996 Stock Option Plan (Proposal No. 2) and "FOR" the ratification of the independent auditors appointed by the Board (Proposal No. 3).

     You may revoke your proxy at any time before it is exercised by (a) delivering to the Company's secretary at the Company's principal executive offices either (i) written notice of revocation of the proxy or (ii) a duly executed later-dated proxy, or by (b) voting by ballot at the Annual Meeting.

VOTES REQUIRED

     The presence, in person or by proxy, of the holders of at least a majority of the shares of Deltek common stock outstanding on the Record Date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Deltek common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Less than a quorum may adjourn a meeting.

     As of the Record Date, 17,895,151 shares of Deltek common stock were outstanding. Each shareholder is entitled to one vote on each item at the Annual Meeting, in person or by proxy, for each share of common stock held of record by such shareholder on the Record Date. Election of the nominees for the Board (Proposal No. 1) will require the plurality of the votes cast by shares entitled to vote in the election. Should either of the nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on your proxy card will vote the shares represented by your proxy card for the election of such other person as the Board may recommend. The Board knows of no reason why the nominees will be unavailable or unable to serve. Ratification of the amendment of the 1996 Stock Option Plan (Proposal No. 2) will be approved if the votes cast favoring ratification exceed the votes cast in opposition. Ratification of the appointment of independent auditors (Proposal No. 3) will be approved if the votes cast favoring ratification exceed the votes cast in opposition. Proxies solicited by the Board will be voted "FOR" each item, unless otherwise instructed on your proxy card. Shares not voted by abstention and broker non-votes will not be counted either for or against an item, and such abstentions and broker non-votes will not affect the outcome of the vote on such item.

SOLICITATION OF PROXIES

     Solicitation of proxies may be made by use of the mails and may also be made in person or by telephone or other electronic communications. The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

ANNUAL MEETING ATTENDANCE

     Admission to the Annual Meeting is limited to shareholders of record or their proxy, beneficial owners of Deltek common stock having evidence of ownership, and guests of Deltek. If you are a registered owner of Deltek common stock and plan to attend the Annual Meeting in person, please complete and return to Deltek's Corporate Secretary the meeting reservation request form printed on the back of this proxy statement. Shareholders who have not obtained a reservation for the Annual Meeting will be admitted upon verification of ownership at the Annual Meeting. Results of the Annual Meeting will be included in Deltek's next quarterly report filed with the Securities and Exchange Commission.

PROCEDURE FOR SHAREHOLDER PROPOSALS AND NOMINATIONS

     The Board currently performs the functions of a nominating committee, and will consider director nominees recommended by shareholders for election at an annual meeting, in accordance with the procedures set forth in the Company's Bylaws. Under the Bylaws, written notice of a shareholder's intent to make such a nomination generally must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to the shareholders in connection with the previous year's annual meeting of shareholders. The notice must contain the information required by the Company's Bylaws.

     The Bylaws also provide that no business shall be conducted at any meeting of shareholders unless specified in the notice of the meeting (or any supplement thereto) by or at the direction of the Board, otherwise brought before the meeting by or at the direction of the Board, or properly brought before the meeting by a shareholder of the Company who complies with certain notice procedures set forth in the Bylaws. These requirements are separate and apart from, and in addition to, the Securities and Exchange Commission's requirements for the inclusion of a shareholder's proposal in the Company's proxy statement.

     Proposals of shareholders intended to be presented at the 2000 annual meeting must be received by the Company's Corporate Secretary at the Company's principal executive offices no later than December 1, 1999, for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company's 2000 proxy materials.

     The Company's Bylaws are incorporated herein by this reference. A copy of the Bylaws may be obtained by following the instructions set forth on the last page of this proxy statement.

DISSENTERS' RIGHTS OF APPRAISAL

     The Board has not proposed any action for which the laws of the State of Virginia, the Certificate of Incorporation or ByLaws of the Company provide a right of a shareholder to dissent and obtain payment for shares.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Board does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice of meeting and this proxy statement. If any other matters are properly introduced at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will vote in accordance with their best judgment.

                                   PROPOSAL 1
                        TO ELECT TWO CLASS II DIRECTORS
                   EACH TO SERVE FOR THREE YEARS OR UNTIL HIS
                 SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

     The Company's Board currently consists of Kenneth E. deLaski, Donald deLaski, Robert E. Gregg, Darrell J. Oyer and Charles W. Stein. The Company's Articles of Incorporation and Bylaws provide that, commencing with the 1997 annual meeting of shareholders, the Board shall be divided into three classes with each class containing one third of the total number of directors, as nearly equal in number as possible. At the 1997 Annual Meeting, directors of the second class (Class II), Donald deLaski and Darrell J. Oyer, were elected to hold office for a term expiring at the 1999 annual meeting of shareholders, and directors of the third class (Class III), Kenneth E. deLaski and Robert E. Gregg, were elected to hold office for a term expiring at the 2000 annual meeting of shareholders. At the 1998 Annual Meeting, a director of the first class (Class I), Charles W. Stein, was elected to hold office for a term expiring at the 2001 annual meeting of shareholders.

     The Board has concluded that the re-election of Donald deLaski and Darrell
J. Oyer as Class II directors is in the best interest of the Company and recommends approval of their election. Biographical information concerning Messrs. deLaski and Oyer can be found under "Executive Officers and Directors." The remaining directors will continue to serve in their positions for the remainder of their terms.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The Company's executive officers and directors are as follows:

                 NAME                   AGE                  POSITION
                 ----                   ---                  --------
Kenneth E. DeLaski....................  41    President, Chief Executive Officer and
                                              Director
Donald deLaski........................  67    Chairman of the Board of Directors and
                                              Treasurer and Class II Director
                                              Nominee
Eric F. Brown.........................  34    Executive Vice President and Chief
                                              Operating Officer
Alan R. Stewart.......................  44    Chief Financial Officer and Secretary
Robert E. Gregg.......................  51    Director
Darrell J. Oyer.......................  58    Director and Class II Director Nominee
Charles W. Stein......................  58    Director

     Kenneth E. deLaski was a co-founder of the Company in November 1983 and has served as a director of the Company since its inception. Mr. deLaski also has served as the Company's President since May 1990 and as its Chief Executive Officer since February 1996. From May 1990 to February 1996, he served as the Company's Chief Operating Officer. Mr. deLaski is a certified public accountant. He is the son of Donald deLaski, Chairman of the Board of Directors and Treasurer of the Company.

     Eric F. Brown was a co-founder of the Company in November 1983. He served as the Company's Vice President, Operations from May 1990 to January 1997, was appointed Executive Vice President in January 1997 and assumed the additional office of Chief Operating Officer in May 1998. Prior to May 1990, Mr. Brown held various technical and management positions within the Company, including management of the Company's Technical Services Division, which provides custom programming services to the Company's customers, and various of the Company's product groups responsible for development and maintenance of the Company's core software products.

     Alan R. Stewart joined the Company in July 1992 as Chief Financial Officer and has served as its Secretary since February 1996. Prior to joining the Company, he was employed as director of accounting at BTG, Inc., a government contractor, as Controller and Treasurer of Tempest Technologies, Inc., a systems integrator primarily dealing with the federal government, as Assistant Controller of C3, Inc., a systems integrator primarily dealing with the federal government, as a staff accountant with the U.S. Securities and Exchange Commission, and as a senior accountant with Touche Ross and Co., a public accounting firm. Mr. Stewart is a certified public accountant.

     Donald deLaski was a co-founder of the Company in November 1983 and has served as Chairman of the Board of Directors and Treasurer of the Company since its inception. Mr. deLaski also served as the Company's Chief Executive Officer from its inception until February 1996. Mr. deLaski is a certified public accountant. He is the father of Kenneth E. deLaski, President and Chief Executive Officer of the Company. Mr. deLaski has been nominated for reelection as a Class II Director.

     Robert E. Gregg has served as a director of the Company since September 1986. He has been a shareholder in Hazel & Thomas, P.C., counsel to the Company, since Hazel & Thomas' inception in 1987.

     Darrell J. Oyer became a director of the Company in February 1997. Since June 1991, Mr. Oyer has served as President of Darrell J. Oyer and Company, a consulting company. Mr. Oyer was previously a partner with Deloitte and Touche and was previously the Assistant Director of several functional areas of the Defense Contract Audit Agency. Mr. Oyer has been nominated for reelection as a Class II Director.

     Charles W. Stein became a director of the Company on April 1, 1997. Since August 1997, Mr. Stein has served as president of Stein Venture Management, a consulting firm. From February 1987 until January 1997, Mr. Stein served as President and Chief Executive Officer of Netrix Corporation, a wide area network product and systems company. Mr. Stein also was a director of Netrix Corporation and its Chairman until he resigned from the board of directors on March 31, 1997.

     The Board of Directors is divided into three classes serving staggered three-year terms. Deltek's executive officers are appointed annually by, and serve at the discretion of, the Board of Directors. Each executive officer is a full-time employee of the Company. Other than the relationship between Donald deLaski and Kenneth E. deLaski described herein, there are no family relationships between any director or executive officer of the Company.

THE BOARD OF DIRECTORS

     The Board is responsible for overseeing the overall performance of the Company. Members of the Board are kept informed of the Company's business through discussions with the Chairman and other members of the Company's management and staff, by reviewing materials provided to them and by participating in board and committee meetings. During 1998, the Board met seven times.

COMMITTEES OF THE BOARD

     The Company has audit and compensation committees, but not a nominating committee, of the Board. The Audit Committee is responsible for reviewing with management the financial controls, accounting, credit and reporting activities of the Company. The Audit Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board regarding the selection of independent auditors, reviews the scope, fees and results of any audit, and reviews non-audit services and related fees provided by the independent auditors. The members of the Audit Committee are Darrell J. Oyer and Charles W. Stein, both of whom are independent directors. Two meetings were held during the last fiscal year.

     The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation

Committee may also administer the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The members of the Compensation Committee are Darrell J. Oyer and Charles W. Stein, both of whom are independent directors. The Compensation Committee met one time during the last fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported by the Securities and Exchange Commission rules and no current or former officer of the Company serves on its Compensation Committee.

DIRECTOR COMPENSATION

     Prior to the Company's initial public offering in February 1997, directors received no compensation for their services as members of the Board. Currently directors who are not employees of the Company receive $1,000 for each meeting of the Board or any committee thereof attended in person and $500 for each such meeting attended telephonically, except that if a committee meeting is held on the same day as a meeting of the full Board, the compensation for attendance at such committee meeting is $300. The Company reimburses outside directors for any travel expenses incurred in connection with attending Board or committee meetings. Each of the outside directors has been granted nonqualified options under the Company's 1996 Stock Option Plan to purchase 8,000 shares of the Company's Common Stock at prices ranging from $8.875 to $11.00 per share. Directors who are employees of the Company will receive no additional cash compensation for their services as members of the Board of Directors or committees thereof other than reimbursement for travel expenses incurred in connection with attending Board and committee meetings.

EXECUTIVE COMPENSATION

  Summary Compensation Information

     The following table sets forth information concerning the compensation earned during the years ended December 31, 1996, 1997 and 1998 by the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who were serving as executive officers at December 31, 1998 (collectively, the "Named Executive Officers"):

                                                                                  LONG-TERM COMPENSATION
                                                                          --------------------------------------
                                      ANNUAL COMPENSATION                          AWARDS              PAYOUTS
                         ----------------------------------------------   -------------------------   ----------
                                                                                         SECURITIES
                                                             OTHER         RESTRICTED    UNDERLYING
       NAME AND                                             ANNUAL           STOCK        OPTIONS/       LTIP
  PRINCIPAL POSITION     YEAR   SALARY($)    BONUS($)   COMPENSATION($)   AWARDS($)(1)    SARS(#)     PAYOUTS(#)
  ------------------     ----   ----------   --------   ---------------   ------------   ----------   ----------
Kenneth E. deLaski,....  1998    179,042       --                --           --               --        --
President and Chief      1997    161,413       --                --           --               --        --
Executive Officer        1996    156,667       --                --           --               --        --
Donald deLaski,........  1998     71,667       --                --           --               --        --
Chairman and             1997    109,198       --                --           --               --        --
Treasurer                1996    135,013       --                --           --               --        --
Eric F. Brown,.........  1998    150,125       --                --           --           10,000        --
Executive Vice           1997    132,813       --                --           --               --        --
President and Chief      1996    126,667       --                --           --           30,000        --
Operating Officer
Alan R. Stewart........  1998    115,500       --            28,800(3)        --            4,000        --
Chief Financial          1997    101,417       --           122,537(3)        --           15,000        --
Officer and Secretary    1996    104,362       --                --           --               --        --


       NAME AND              ALL OTHER
  PRINCIPAL POSITION     COMPENSATION($)(2)
  ------------------     ------------------
Kenneth E. deLaski,....        4,000
President and Chief            4,000
Executive Officer              4,000
Donald deLaski,........        4,000
Chairman and                   4,000
Treasurer                      4,000
Eric F. Brown,.........        4,000
Executive Vice                 4,000
President and Chief            4,000
Operating Officer
Alan R. Stewart........        4,000
Chief Financial                4,000
Officer and Secretary          4,000

---------------
(1) The Named Executive Officer did not hold restricted stock awards as of the end of the fiscal year. The number and value of the aggregate restricted stock holdings for Messrs. K. deLaski, D. deLaski, Brown and Stewart at the end of the last fiscal year, based on the closing bid price of the Company's Common Stock on the Nasdaq National Market on December 31, 1998, were 4,624,200, 3,781,900, 361,200, and 4,000 shares, respectively, with values of $78,033,375, $63,819, 562, $6,095,250 and $67,500, respectively, without giving effect to the consideration paid by the Named Executive Officer.

(2) Does not include pro rata distributions of S Corporation dividends to the individual as a shareholder. Includes for each individual for 1996, 1997 and 1998 a 401(k) plan profit sharing contribution of $4,000. Does not include other prerequisites and personal benefits the aggregate amount of which did not exceed 10% of the total annual salary and bonus reported for the Named Executive Officer.

(3) Represents the dollar value of non-cash compensation from the exercise of options to convert to Common Stock during the fiscal year.

  Option Grants in Last Fiscal Year

     The following table sets forth information concerning grants of options to purchase the Company's common stock made during the year ended December 31, 1998 to the Named Executive Officers.

                                                               INDIVIDUAL GRANTS
                                              ----------------------------------------------------        POTENTIAL
                                                                                                         REALIZABLE
                                                                                                          VALUE AT
                                                                                                           ASSUMED
                                                                                                       ANNUAL RATES OF
                                              NUMBER OF      % OF TOTAL                                  STOCK PRICE
                                                SHARES        OPTIONS                                 APPRECIATION FOR
                                              UNDERLYING     GRANTED TO     EXERCISE                   OPTION TERM(2)
                                               OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION   -------------------
                    NAME                       GRANTED     FISCAL YEAR(1)     SHARE        DATE         5%        10%
                    ----                      ----------   --------------   ---------   ----------   --------   --------
Kenneth E. deLaski..........................        --           --               --           --         --         --
Donald deLaski..............................        --           --               --           --         --         --
Eric F. Brown...............................    10,000          1.6%         $16.875     12/31/08    106,126    268,944
Alan R. Stewart.............................     4,000          0.6%         $16.875     12/31/08     42,450    107,578

---------------
(1) The Company granted options to purchase an aggregate of 623,108 shares of the Company's Common Stock to employees during the year ended December 31, 1998.

(2) The potential realizable value is based on the term of the option at the time of grant (ten years). Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependant on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the common stock from the date of grant to the date hereof.

  Option Exercises and 1998 Fiscal Year-End Option Values

     The following table sets forth information concerning the exercise of stock options during the year ended December 31, 1998 and the value of options held as of such date by the Named Executive Officers:

                                                         NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                         NUMBER OF                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                          SHARES                     OPTIONS AT DECEMBER 31, 1998       DECEMBER 31, 1998(2)
                         ACQUIRED         VALUE      -----------------------------   ---------------------------
        NAME           UPON EXERCISE   RECEIVED(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----           -------------   -----------   ------------   --------------   -----------   -------------
Kenneth E. deLaski...         --             --             --              --              --             --
Donald deLaski.......         --             --             --              --              --             --
Eric F. Brown........         --             --         12,000          28,000         154,500        231,750
Alan R. Stewart......      1,800         28,688          3,000          21,400          11,625        116,025

---------------
(1) "Value Realized" represents the fair market value of the underlying common stock on the exercise date minus the aggregate exercise price of such options.

(2) Based upon the closing bid price on Nasdaq of the Company's common stock as of December 31, 1998 of $16.875 per share, minus the aggregate exercise price of such options.

  1996 Stock Option Plan

     For a discussion of the 1996 Stock Option Plan, see "Proposal 2."

  Employee Time Accelerated Stock Option Plan

     Deltek's Time Accelerated Stock Option Plan (the "Accelerated Plan") was adopted by the Company's Board and approved by its shareholders in April 1996. A total of 1,500,000 shares of Common Stock originally were reserved for issuance under the Accelerated Plan. In December 1996, the Company's Board reduced the number of shares of common stock reserved for issuance under the Accelerated Plan to 679,500, the number of shares of common stock issuable upon the exercise of options then outstanding. The Accelerated Plan provides for grants of nonstatutory options to key employees of the Company. The Accelerated Plan was discontinued at the time of the adoption of the 1996 Option Plan, and no additional options will be granted under the Accelerated Plan. Options previously granted under the Accelerated Plan will continue to be governed by the terms of the Accelerated Plan, which will be administered by the Board.

     The exercise price of options granted under the Accelerated Plan must be not less than the fair market value of the common stock on the date of grant. The term of options granted under the Accelerated Plan is ten years, subject to certain exceptions. All of the options granted under the Accelerated Plan become exercisable on January 1, 2004. Any options that are fully vested at the time an optionee's employment with the Company terminates for any reason (other than death, disability or retirement) terminate three months after the date of termination unless earlier exercised.

     As of December 31, 1998, options to purchase 471,250 shares of common stock, at a weighted average exercise price of $4.00 per share, were outstanding under the Accelerated Plan and 146,350 of such options were exercisable.

  1987 Employee Stock Option Plan

     Deltek's 1987 Employee Stock Option Plan (the "1987 Option Plan") was adopted by the Company's Board and approved by its shareholders in December 1987. A total of 900,000 shares of common stock originally were reserved for issuance under the 1987 Option Plan. In December 1996, the Company's Board reduced the number of shares of common stock reserved for issuance under the 1987 Option Plan to 388,500, the number of shares of common stock issuable upon the exercise of options outstanding as of September 30, 1996. The 1987 Option Plan provides for grants of nonstatutory options to key employees of the Company. The 1987 Option Plan was discontinued at the time of the adoption of the 1996 Option Plan, and no additional options will be granted under the 1987 Option Plan. Options previously granted under the 1987 Option Plan will continue to be governed by the terms of the 1987 Option Plan, which will be administered by the Board.

     The exercise price of options granted under the 1987 Option Plan is based on the book value of the common stock at the end of the fiscal year immediately prior to the year in which the option is granted, as reflected in the Company's audited financial statements, reduced by any dividend declared by the Company with respect to the previous fiscal year. The term of options granted under the 1987 Option Plan is ten years, subject to certain exceptions. Generally, options granted under the 1987 Option Plan become exercisable pursuant to a five-year vesting schedule provided the optionee remains employed full time by the Company and are subject to a right of repurchase by the Company upon the termination of the optionee's employment.

     As of December 31, 1998, options to purchase 136,250 shares of common stock, at a weighted average exercise price of $0.40 per share, were outstanding under the 1987 Option Plan. Options to purchase 111,050 shares were fully vested and exercisable as of December 31, 1998.

  1996 Employee Stock Purchase Plan

     Deltek's 1996 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Company's Board in November 1996 and approved by its shareholders in December 1996. A total of 400,000 shares of common stock are reserved for issuance under the Purchase Plan. The Purchase Plan, which is intended to qualify under Section 423 of the Code, is administered by the Board or a committee thereof. Employees

(including officers and employee directors of the Company) are eligible to participate in the Purchase Plan if they are customarily employed for more than 20 hours per week five months per year. The Purchase Plan permits eligible employees to purchase common stock through payroll deductions, which may not exceed 10% of an employee's compensation. The price at which stock may be purchased under the Purchase Plan is equal to 85% of the lower of the fair market value of the common stock on the first day of the offering period or the last day of the offering period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of a participant's employment with the Company. In addition, participants may not purchase shares of common stock having a value (measured at the beginning of the offering period) greater than $25,000 in any calendar year.

     As of December 31, 1998, 68,152 shares of common stock have been issued under the Purchase Plan.

  Performance Graph
                            Line Graph

                                 'Deltek                                         'S&P Smallcap
                                 Systems'        'S&P 500'       'Peer Group'         600'
'February 1997'                   100.00           100.00          100.00            100.00
'December 1997'                   143.75           125.52           93.80            123.53
'December 1998'                   153.41           161.39           68.24            126.90

        Assumes initial investment of $100

        * Total Return assumes reinvestment of dividends
        Note: Total Returns based on market capitalization

     The above graph assumes a $100 investment on February 20, 1997 and reinvestment of all dividends, in the Company's common stock, the S&P 600 Index, and a composite peer group consisting of the following companies: Aspen Technology, Inc., J.D. Edwards & Co., HNC Software Inc., Infinium Software, Inc., JDA Software Group, Inc., Lightbridge, Inc., Manugistics Group, Inc., Pegasus Systems, Inc., Project Software & Development, Inc., Remedy Corp., Symix Systems, Inc., and The Vantive Corp.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission and Nasdaq National Market. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) form that they file.

     Based solely upon a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year, as well as written representations of each reporting person, all reporting persons satisfied the reporting requirements except that one Form 4, reporting one transaction, was inadvertently filed late by Alan R. Stewart.

CERTAIN TRANSACTIONS

     From 1987 until February 25, 1997 (the "Termination Date"), Deltek elected to be treated for federal and certain state income tax purposes as an S Corporation under Subchapter S of the Internal Revenue Code of 1986. As a result, the Company's earnings for prior tax years and through February 24, 1996 were taxed, with certain exceptions, for federal and certain state income tax purposes directly to Deltek's shareholders. Prior to its initial public offering, Deltek and its pre-IPO shareholders entered into a Tax Indemnification Agreement, which generally provides that those shareholders will be responsible for any federal and certain state income taxes imposed upon the Company for all taxable periods ending prior to the Termination Date and that the Company will be responsible for all federal and state income taxes arising on or after the Termination Date. All executive officers and directors (other than Messrs. Gregg, Oyer and Stein who were not shareholders prior to the initial public offering) executed the Tax Indemnification Agreement.

     Robert E. Gregg, a director of the Company, is a shareholder in Hazel & Thomas, P.C., a law firm that the Company has retained. The legal fees paid to Hazel & Thomas by the Company did not exceed 5% of Hazel & Thomas' gross revenues during the firm's last full fiscal year.

     The Company has entered into indemnification agreements with its executive officers and directors setting forth certain procedures and other conditions applicable for claims for indemnification pursuant to the Company's articles of incorporation and agreeing, subject to certain limitations, to obtain and maintain directors' and officers' liability insurance coverage for its directors and officers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During its fiscal year ended December 31, 1998, the Company's decisions on executive officer compensation were made in an effort to attract and retain highly qualified personnel and to recognize individual performance through the use of incentives, including equity-based incentives, that reward the creation of shareholder value and the achievement of key Company objectives.

EXECUTIVE COMPENSATION POLICY

     The executive compensation policy of the Compensation Committee is to offer compensation to its executive officers in such forms and at such levels that will attract, retain, and motivate the management talent that is necessary for the Company's continued success, and to create incentives for executive officers to continuously improve the Company's financial performance, customer satisfaction, and shareholder value.

     To implement this policy, the Compensation Committee believes that the compensation of the Company's executive officers should be competitive in relation to similar software companies and closely related to both personal and Company performance. The Compensation Committee also believes that compensation should include components such as stock options designed to align the interests of executive officers and shareholders.

     As part of its executive compensation policy, the Compensation Committee will review executive compensation, including that of its Chief Executive Officer, in light of its relationship to corporate performance. The Compensation Committee will consider measures of corporate performance including software sales, earnings per share, and the trading price of the Company's common stock and, in light of the Harper and Shuman acquisition, the extent to which the Company is successful in integrating Harper and Shuman.

ROLE OF THE COMPENSATION COMMITTEE

     Consistent with past practices, the Company's Chairman, Donald deLaski, and President, Kenneth E. deLaski, reviewed the performance of the Company's senior management and recommended to the Compensation Committee specific adjustment to their compensation. The Compensation Committee considered the salary changes as recommended by the Chairman and President, taking into account the Company's interest in attracting, retaining, and motivating the management and technological talent that is crucial to the Company's success, as well as the performance of the Company and the personal performance of each of the foregoing officers and key employees. The Compensation Committee also considered the fact that the Company had historically used stock options to supplement salaries and would continue to use options to compensate and motivate managers. The Committee found that the proposed salary adjustments were reasonable and appropriate, including an increase in salary from $172,000 to $185,000 for Kenneth deLaski, President and Chief Executive Officer, and a decrease in salary from $100,000 to $60,000 for Donald deLaski, Chairman of the Board, both of whom owned substantial amounts of stock and the Committee having been advised by the President that his personal salary was not critical as motivation because of his stock ownership. The Compensation Committee therefore recommended that the Board of Directors ratify, confirm and approve the foregoing salary adjustments.

                                          The Compensation Committee:

                                          Darrell J. Oyer
                                          Charles W. Stein

                                   PROPOSAL 2
                         TO RATIFY THE AMENDMENT TO THE
                     1996 STOCK OPTION PLAN TO INCREASE THE
                 MAXIMUM NUMBER OF SHARES ISSUABLE TO 2,100,000

     The Board of Directors has approved an amendment (the "Plan Amendment") to the Company's 1996 Stock Option Plan (the "Plan") to increase the maximum number of shares of common stock that may be awarded under the Plan from 900,000 shares to 2,100,000 shares. In order for the Plan Amendment to take effect, stockholders must approve it at the 1999 Annual Meeting.

     The Board believes that the Plan is an important way to attract, retain and motivate key employees, and that it is appropriate to increase the number of shares available for awards under the Plan. Approval of the proposed Plan Amendment will ensure that enough shares are available under the Plan to encourage stock ownership by executive officers and key employees and to help the Company attract and retain individuals who will contribute to the Company's success.

THE PLAN

     Deltek's 1996 Stock Option Plan (the "1996 Option Plan") was adopted by the Company's Board in November 1996 and approved by the Company's shareholders in December 1996. A total of 900,000 shares of common stock have been reserved for issuance under the 1996 Option Plan. The 1996 Option Plan is administered by the Board or a committee thereof. The 1996 Option Plan provides for grants of "incentive stock options," within the meaning of Section 422 of the Code, to employees (including officers and employee directors), and for grants of nonstatutory options to employees, non-employee directors and consultants. The 1996 Option Plan will terminate in December 2006, unless terminated sooner by the Board.

     The exercise price of stock options granted under the 1996 Option Plan must be not less than the fair market value of the common stock on the date of grant. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of the common stock on the date of grant, and the term of the option must not exceed five years. The terms of all other options may not exceed ten years. The aggregate fair market value of common stock (determined as of the date of the option grant) for which an incentive stock option may for the first time become exercisable in any calendar year may not exceed $100,000. The Board or any committee administering the 1996 Option Plan has discretion to determine exercise schedules and vesting requirements, if any, of all option grants under the 1996 Option Plan.

     Currently, all of the Company's approximately 555 employees are eligible to participate in the Plan, including two executive officers. As of December 31, 1998, options to purchase an aggregate of 867,600 shares were outstanding under the 1996 Option Plan, at exercise prices ranging from $8.00 per share to $18.687 per share and 61,800 options were exercisable as of December 31, 1998. In 1998, options totaling 14,000 shares were granted to current executive officers as a group under the Plan, and options totaling 609,108 shares were granted under the Plan to all employees (excluding executive officers) as a group. Options generally become exercisable in five annual installments beginning one year after the date of the option grant.

     Information about options granted in 1998 under the Plan to the Chief Executive Officer and the three other most highly compensation executive officers can be found in the table under the heading "Option Grants in Last Fiscal Year" on page 6 of this Proxy Statement.

     On December 11, 1998, the Company repriced 383,050 options, which had exercise prices between $18.75 and $24.50 per share to the then current market price of $18.687 per share. This was the Company's first repricing of options and did not benefit executive officers, affiliates or major shareholders. No stock appreciation rights or other types of awards are outstanding under the Plan.

     No information can be provided with respect to options or awards that may be granted in the future under the Plan, as amended by the Plan Amendment. Such awards are within the discretion of the Board.

     On April 12, 1999, the closing price of the common stock traded on the National Market System was $9.50 per share.

THE PLAN AMENDMENT

     As of the Record Date, awards covering 900,000 shares were outstanding and no shares were available for grant under the Plan. If stockholders approve the Plan Amendment at the 1999 Annual Meeting, the estimated maximum number of shares that may be issued under the Plan would be increased to 2,100,000 shares including the additional 1,200,000 shares authorized by the Plan Amendment.

     Either authorized but unissued shares or reacquired shares of common stock may be issued in connection with awards under the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the federal income tax consequences to participants who receive options under the Plan. This summary is based upon the provisions, regulations, and interpretations of the Code in effect as of January 1, 1999.

     Non-Qualified Stock Options. A participant who is granted a non-qualified stock option will not have income and the Company will not be allowed a deduction at the time the option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise (the "stock option gains") will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company or a subsidiary. The capital gain holding period of the shares acquired will begin one day after the date the stock option is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received that is more than the fair market value of the shares on the exercise date will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the exercise date, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     Incentive Stock Options. A participant who is granted an incentive stock option also will not have income and the Company will not be allowed a deduction at the time the option is granted. When a participant exercises an incentive stock option while employed by the Company or a subsidiary or within the three-month period (one-year period, in the case of disability) after his or her employment ends, the participant will not recognize any ordinary income at that time. However, any excess of the fair market value of the shares acquired by such exercise over the option price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than two years after the date of grant and one year after the date of transfer of the shares of the participant ("statutory holding periods"), any sale proceeds that are more than the total option price of these shares will be long-term capital gain. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), generally, the amount by which the fair market value of the shares at the time of exercise is more than the total option price will be ordinary income at the time of such Disqualifying Disposition. If a Disqualifying Disposition occurs, the Company will be entitled to a federal tax deduction for a similar amount.

     Payment of Option Price in Shares. If a participant pays the exercise price of a non-qualified or incentive stock option with previously owned shares of Company common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously-acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a "Disqualifying Disposition," the tax results are as described under the heading "Incentive Stock Options."

     Stock Appreciation Rights. A participant who receives stock appreciation rights will not recognize income and the Company will not be allowed a deduction at the time such stock appreciation rights are granted. When a participant exercises stock appreciation rights, the amount of cash and the fair market value of the shares of common stock of the Company received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company or its subsidiary.

RECOMMENDATION;VOTE REQUIRED

     Approval of the Plan Amendment requires that the votes cast in favor of the Plan Amendment exceed the votes cast in opposition.

     The Board of Directors recommends that stockholders vote FOR the proposal to ratify the amendment of the 1996 Stock Option Plan.

                                   PROPOSAL 3
                  TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP
                     AS THE COMPANY'S INDEPENDENT AUDITORS
                          FOR ITS CURRENT FISCAL YEAR

     Subject to ratification by the shareholders, the Board has reappointed Arthur Andersen LLP as independent accountants to audit the consolidated financial statements of the Company for its fiscal year ending 1999. The Board recommends a vote in favor of ratification of the reappointment of Arthur Andersen.

     Arthur Andersen LLP has served as the Company's independent accountants to audit the financial statements of the Company for the past 10 years. Representatives from Arthur Andersen LLP are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The ratification of independent accountants is not a matter required to be submitted to a vote of the shareholders, but is being submitted because of the Company's general policy of submitting the appointment of independent accountants to shareholder ratification. The Company believes this policy may provide the auditors with a greater degree of independence from management. In the event of a negative vote by the shareholders, the Board would reconsider the reappointment of Arthur Andersen LLP.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table contains information regarding the beneficial ownership of the Company's common stock as of the Record Date by (i) each person known by the Company to own beneficially 5% or more of the common stock, (ii) each of the Company's Named Executive Officers, (iii) directors and director nominees, and (iv) executive officers and directors as a group:

                              NAME OF                 AMOUNT AND NATURE OF
TITLE OF CLASS           BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
--------------           ----------------            -----------------------   ----------------
Common Stock    Kenneth deLaski                             4,599,200(2)            25.70
Common Stock    Donald deLaski                              3,781,900(3)            21.13
Common Stock    Eric F. Brown                                 379,200(4)             2.12
Common Stock    Alan R. Stewart                                10,800(5)           *
Common Stock    Robert E. Gregg                                 4,000(6)           *
Common Stock    Darrell J. Oyer                                 6,819(6)(7)        *
Common Stock    Charles W. Stein                                4,000(6)           *
Common Stock    William Blair & Company L.L.C.              2,952,200(8)            16.51
Common Stock    All directors, director nominees            8,785,919               49.09
                and executive officers as a group
                (7 persons)

---------------
* Represents less than one percent.

(1) Unless otherwise indicated and subject to community property laws where applicable, the persons named in this table have sole voting and sole investment power with respect to the shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 36,700 shares held by various trusts for which Kenneth E. deLaski and his spouse serve as the trustees and 926,250 shares held of record or beneficially by Kenneth E. deLaski's spouse, Tena R. deLaski. Excludes 188,000 shares held by a foundation established by Kenneth E. deLaski for which Kenneth E. deLaski and his spouse serve as the directors and officers. Mr. deLaski disclaims beneficial ownership of such shares.

(3) Excludes 570,000 shares held by a foundation established by Donald deLaski for which Donald deLaski and his spouse serve as the directors and officers. Mr. deLaski disclaims beneficial ownership of such shares.

(4) Includes 18,000 shares issuable upon exercise of vested options and excludes 22,000 shares issuable upon exercise of unvested options.

(5) Includes 6,800 shares issuable upon exercise of vested options and excludes 17,600 shares issuable upon exercise of unvested options.

(6) Includes 4,000 shares issuable upon exercise of vested options and excludes 4,000 shares issuable upon exercise of unvested options.

(7) Includes 319 shares owned by Mr. Oyer's spouse. Mr. Oyer's shares are held in a pension trust for which he serves as trustee.

(8) As reported on a Schedule 13G filed by William Blair & Company, L.L.C. on March 17, 1999. According to such Schedule 13G, William Blair & Company, L.L.C. has sole voting power with respect to 525,500 of these shares, and sole dispositve power with respect to all 2,952,200 of these shares. The address of this stockholder is 222 West Adams Street, Chicago, IL 60606.

THE COMPANY'S BYLAWS ARE INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S BYLAWS WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST, BY FIRST CLASS MAIL OR EQUALLY PROMPT MEANS. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE, 8280 GREENSBORO DRIVE, MCLEAN, VA 22102, (703) 734-8606.

PUBLICATIONS OF INTEREST TO DELTEK SHAREHOLDERS ARE AVAILABLE, FREE OF CHARGE. THESE INCLUDE ANNUAL AND QUARTERLY REPORTS TO SHAREHOLDERS, AS WELL AS OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS MATERIAL MAY BE OBTAINED BY WRITTEN REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT SENT TO THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                              DELTEK SYSTEMS, INC.

                        1999 ANNUAL SHAREHOLDERS MEETING
                            RESERVATION REQUEST FORM

                                 Detach Here

 -------------------------------------------------------------------------------

Complete the following information and return it to Corporate Secretary, Deltek Systems, Inc., 8280 Greensboro Drive, McLean, VA 22102, for admission to the 1999 Annual Meeting of Shareholders of Deltek Systems, Inc.

          Shareholder's Name and Address:

        -----------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        Number of Shares of Deltek
        Common Stock held:
                          ------------------------------------------------------

     If the shares listed above are not registered in your name, identify the name of the shareholder of record below and bring with you to the Annual Meeting evidence that you beneficially own the shares.

        Shareholder of Record:
                              --------------------------------------------------

                            THIS IS NOT A PROXY CARD

                                                                      DLTK-PS-99

DELTEK SYSTEMS, INC.                                                       PROXY

                       ANNUAL MEETING OF SHAREHOLDERS OF
                              DELTEK SYSTEMS, INC.
                                ON MAY 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth E. deLaski, Donald deLaski and Robert E. Gregg, and each of them, proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders of Deltek Systems, Inc., a Virginia corporation (the "Company"), to be held on May 20, 1999 at 10:00 a.m. at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
      SIDE                                                             SIDE

THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

1. TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR THREE YEARS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

    Nominees:     Donald deLaski and Darrell J. Oyer

    [ ] FOR                                [ ] WITHHELD

    [ ]             ________________
                    For all nominees except as noted above

2. TO RATIFY THE AMENDMENT OF THE 1996 STOCK OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES ISSUABLE FROM 900,000 SHARES TO 2,100,000 SHARES.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS CURRENT FISCAL YEAR.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                                        Mark here for address change and note at left [ ]

                                        NOTE: When shares are held by joint
                                        tenants, both should sign. Persons
                                        signing as Executor, Administrator,
                                        Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

                                        PLEASE MARK, SIGN AND RETURN THIS PROXY
                                        CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.

Signature: ____________ Date: ________ Signature: ____________ Date: ________